EXHIBIT 10.3
            Form of Selected Dealer Agreement between
          Registrant, Sales Agent and Selected Dealers


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                    SELECTED DEALER AGREEMENT


Crispin Koehler Securities
301 East Main Street, Suite 1140
Lexington, Kentucky 40504

Dear Sirs:



        The undersigned understands that AeroCentury Fund IV, Inc., a California corporation (the "Company"), proposed to make a public offering and sale of up to $10,000,000 of 10% Secured Promissory Notes ("Notes"), each Note with a principal face amount of $1,000, on a best efforts basis through Crispin Koehler Securities (the "Sales Agent") and certain additional broker dealers (the "Selected Dealers") who are members of the National Association of Securities Dealers, Inc. (the "NASD"). The Sales Agent has advised the undersigned that in connection therewith, the Company has filed with the Securities and Exchange Commission (the "SEC"), a registration statement on Form SB-2 and has filed or expects to file one or more amendments thereto. As used herein, "Registration Statement" refers to Registration Statement No. 333-22239 as declared effective by the SEC on _____, and "Prospectus" refers to the final prospectus constituting Part I of such Registration Statement, and in the event of any supplement or amendment to such Registration Statement or Prospectus after the Registration Statement has become effective, the terms "Registration Statement" and "Prospectus" shall mean such Registration Statement or Prospectus as so supplemented or amended. Certain terms used herein which begin with initial capital letters are defined in the Prospectus and shall have the same meanings given therein. Upon the terms and conditions set forth herein, the undersigned agrees to use its best efforts to solicit and obtain subscriptions to purchase Notes at a price of $1,000 per Note in accordance with the following terms and conditions.


        The undersigned hereby makes the following agreements, representations, and warranties to the Company and the Sales Agent which agreements, representations and warranties are made by the undersigned severally and not jointly with the other Selected Dealers:

        1. Representation and Warranties. The undersigned represents and warrants that (i) it is a member in good standing of the NASD, (ii) it is registered as a broker-dealer under the Securities and Exchange Act of 1934, (iii) it is licensed as a broker-dealer under the law of the state(s) listed below the undersigned's signature hereunder, (iv) neither the undersigned nor any of its executive officers and directors are currently subject to any administrative order or judgment in any state which prohibits the use of any exemption from registration in connection with the purchase or sale of securities, (v) neither the undersigned nor any of its executive officers and directors are subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or subject to any order, judgment or decree of any court of competent jurisdiction entered within the last five years permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or commodity or involving the making of any false filing with any state and (vi) neither the undersigned nor any of its executive officers and directors has been convicted of a felony involving the purchase or sale of a security within five years prior to the commencement of the Offering.

        2.  Duties.   The  undersigned  agrees  that  its  duties
under this Agreement include the following:



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               (a) To use its best efforts to procure purchase(s)
for Notes at a price of $1,000 per Note in accordance with the terms of the Offering as set forth in the Prospectus. The minimum
investment  in  Notes  is  set  forth  in  the  Prospectus.   The
undersigned shall not be entitled to solicit the services of other broker-dealers or pass through or reallow any portion of the compensation set forth in Section 3 in connection with performing the undersigned's service hereunder;

               (b) To at all times comply with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, state blue sky securities laws and the rules of the NASD, including, without limitation, Sections 2730, 2740, 2420 and 2750 of the NASD Conduct Rules, all prospectus delivery requirements, and the prohibition against the direct or indirect payment or awarding of any finder's fees, commissions, or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of interests in a particular program; provided, however, that the payment of the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Notes shall not be prohibited;

               (c) To sell Notes only in state(s) and jurisdiction(s) in which the undersigned is licensed as a broker-dealer, and only in state(s) and jurisdiction(s) and in such amounts for which Blue Sky clearance has been obtained as indicated to the undersigned by the Sales Agent;

               (d) To take such actions as may be required by law or which it may deem reasonably necessary in order to ascertain that a purchase of the Notes is suitable for a prospective purchaser, and maintain a record thereof for a period of at least six years, or such other period as required by law;

               (e) To confirm through diligent inquiry that each prospective purchaser is a citizen of the United States in the manner described in the Prospectus prior to submitting his subscription payment and related documentation to the Escrow Agents, and maintain a record of the basis upon which such determination was made;

               (f) To supply the Sales Agent and the Company with such written reports of the undersigned's activities relating to the offering of Notes as the Sale Agent or the Company may from time to time reasonably request;

               (g) To deliver a current copy of the Prospectus and any amendments or supplements thereto, to each prospective purchaser prior to accepting a subscription from such purchaser;

               (h) To obtain each of the following in connection with the sale of the Notes and to transmit the same to the Escrow
Agents, within the time periods specified below:

                       (i)  A   fully   completed    Subscription
Agreement, executed by the prospective purchaser, if required by applicable state law or otherwise requested by the Company; and


                       (ii)  Appropriate payment by the purchaser
for the number of Notes subscribed for, either in the form of a check payable to "First Security Bank/AeroCentury Fund IV
Escrow Account" or by wire transfer of funds from the account of the purchaser into the above-referenced escrow account (the account number will be provided upon request of the Company).


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               (n) To  promptly  inform  the Sales  Agent and the
Company if the undersigned shall have knowledge of any material misstatement or omission to state a material fact in any Subscription Agreement; and

               (o) Promptly upon the written request of the Sales Agent, (i) account to the Sales Agent for each copy of the Prospectus delivered to the undersigned hereunder and to return to the Sales Agent all copies of the Prospectus then in the undersigned's possession, and (ii) at the Sales Agent's request, deliver to the Sales Agent a certificate from the undersigned dated as of the date requested by the Sales Agent to the effect that the undersigned's representations and warranties in this agreement are true and correct, as if made on and as of the date of such certificate; and that the undersigned complied with all the agreements and covenants and satisfied all conditions on its part to be performed or satisfied at or prior to the date of such certificate and further representing that the undersigned has made offers to sell Notes to, or solicit offers to buy Notes from, or otherwise negotiated in respect thereof with, only persons who (i) the undersigned reasonably believed were able to satisfy the investor suitability standards set forth in the
Prospectus   and  (ii)  either  (a)  have  an  account  with  the
undersigned  in which  there  has been at  least  one  securities transaction effected by the undersigned during the preceding three years, or (b) with respect to whom the initial contact with the undersigned occurred prior to the date on which the undersigned was first aware of the Offering and with respect to whom (based on information with such person, the nature of our contacts with such person, and other information available to the undersigned) the undersigned has a reasonable basis for knowing such person's net worth, investment objectives, investment experience and sophistication.


        3. Compensation. The undersigned shall receive from the Escrow Agent (through the Sales Agent) as compensation Selling Commissions of 6.0% of the sales price of any Notes sold by it to the public in accordance herewith. In addition, in the Sales Agent's sole discretion, up to 2.0% of the sales price for any Notes may be reallowed by the Sales Agent to the undersigned for due diligence and selling efforts. Notwithstanding the above, no Sales Commissions and no expense allowance or reimbursement shall be paid with respect to any Notes sold hereunder until the occurrence of a Closing Date following the sale of such Notes. Subject to the previous sentence, all Selling Commissions and other compensation is being paid to the undersigned in consideration of its efforts to conduct the due diligence determined by the undersigned to be reasonably necessary and that the undersigned will be solely responsible for such diligence; the Sales Agent will have no responsibility or liability pertaining thereto (although the Sales Agent may, in its discretion, reallow a portion of its due diligence cost reimbursement to the undersigned in connection therewith). Notwithstanding the foregoing, the undersigned will not be entitled to receive compensation pursuant to this Section 3 in the event that (i) the Sales Agent or the Company determines that any offer, sale or solicitation by the undersigned was made in violation of the Act, or any of the regulations thereunder, of the securities or "blue sky" laws of any jurisdiction or the NASD, or of any covenant or representation made hereunder, (ii) if the Sales Agent shall not have previously received from the undersigned a confirmed copy of this Agreement, or (iii) with respect to certain subscriptions, the Company or the Sales Agent, in their sole discretion do not accept (in whole or in part) such subscriptions to purchase Notes obtained by the undersigned for any reason, or any Subscription Documents for such subscriptions, if any, fully completed and duly executed, are received by the Sales Agent after the final Closing Date.


        4.  Sales   Incentive   Programs.    No  sales  incentive
bonuses shall be paid directly or indirectly in connection with the offer and sale of the Notes.

        5. Terms and Termination. The undersigned's obligation under this Agreement shall commence as of the date of this Agreement or the effective date of the Registration Statement,